Supplement, dated May 8, 2007
to Prospectus, dated May 1, 2007

SUPPLEMENT
MUTUAL OF AMERICA INVESTMENT CORPORATION

On Page 21, under the table "Annual Fees and Expenses", the portion of the table showing the Aggressive Allocation, Moderate Allocation and Conservative Allocation Funds is hereby deleted and replaced with the following:

	Aggressive Allocation Fund*	Moderate Allocation Fund*	Conservative Allocation Fund*
Shareholder Fees	n/a	n/a	n/a
Annual Fund Operating Expenses (expenses that are deducted from fund assets):
Management Fees	0	0	0
Other Expenses	0	0	0
Acquired Fund Fees and Expenses	.27%	.34%	.37%
Total Annual Fund Operating Expenses	.27%	.34%	.37%

On Page 22, under "Example", the table showing the costs of investing in the Funds is hereby deleted and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
EQUITY- INDEX FUND	$17	$53	$93	$213
ALL AMERICA FUND	$53	$168	$294	$670
MID-CAP EQUITY INDEX FUND	$17	$53	$93	$213
SMALL CAP GROWTH	$85	$268	$470	$1,070
SMALL CAP VALUE	$83	$262	$459	$1,044
MID CAP VALUE	$72	$226	$396	$902
COMPOSITE FUND	$53	$168	$294	$670
BOND FUND	$51	$162	$283	$644
MID TERM BOND FUND	$51	$162	$283	$644
MONEY MARKET FUND	$25	$78	$136	$309
AGGRESSIVE ALLOCATION FUND	$28	$87	$153	$347
MODERATE ALLOCATION FUND	$35	$110	$193	$438
CONSERVATIVE ALLOCATION FUND	$38	$120	$210	$477
INTERNATIONAL FUND	$59	$186	__	__
RETIREMENT INCOME FUND	$44	$139	__	__
2010 RETIREMENT FUND	$41	$129	__	__
2015 RETIREMENT FUND	$42	$132	__	__
2020 RETIREMENT FUND	$44	$139	__	__
2025 RETIREMENT FUND	$42	$132	__	__
2030 RETIREMENT FUND	$41	$129	__	__
2035 RETIREMENT FUND	$41	$129	__	__
2040 RETIREMENT FUND	$43	$136	__	__
2045 RETIREMENT FUND	$45	$142	__	__

* * * * * * * * *

(end of supplement)